Ameritas Life Insurance Corp. of New York (SM)
         (formerly First Ameritas Life Insurance Corp. of New York (R))
                            ("Ameritas Life of NY")

                 First Ameritas Variable Life Separate Account
                                      and
                First Ameritas Variable Annuity Separate Account
                             ("Separate Accounts")

                                 Supplement to
                              Overture Encore! II,
       Overture Annuity III-Plus, Overture Acclaim! and Overture Accent!
    Prospectuses and Statements of Additional Information Dated May 1, 2003

                        Supplement Dated October 1, 2011


Effective October 1, 2011, the name of the Depositor for your variable life insurance policy or variable annuity is Ameritas Life Insurance Corp. of New York (SM). This is a change in the company name from First Ameritas Life Insurance Corp. of New York (R). Therefore, all references to First Ameritas Life Insurance Corp. of New York (R) in your prospectus and supplements are changed to Ameritas Life Insurance Corp. of New York (SM). The short cite for the new Depositor name is Ameritas Life of NY.

Ameritas Life of NY also has a new address, website and phone number. The new address is:
                  Ameritas Life Insurance Corp. of New York (SM)
                           1350 Broadway, Suite 2201
                            New York, New York 10018
The new website is AmeritasNY.com and the toll-free phone number is 1-877-280-6110.


All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

  Please retain this Supplement with the current prospectus for your variable
        Policy issued by Ameritas Life Insurance Corp. of New York (SM).